                                                                     EXHIBIT 2.2

                         REGISTRATION RIGHTS AGREEMENT


                               November 24, 1997



Dear Sir/Madam:

     Pursuant to the Share and Option Purchase Agreement dated as of November 24, 1997 (the "Purchase Agreement"), among Cambridge Technology Partners (Massachusetts), Inc. (the "Company"), the parties named on Schedule 1 attached
                                                            ----------
thereto and the Seller Representatives (as defined therein), the Company is purchasing (the "Acquisition") all of the outstanding share capital and options to acquire share capital of Peter Chadwick Holdings Limited (the "Target"). In connection with the Acquisition you, as one of the holders (the "Holders") of preferred shares, Class A preference shares, Class B preference shares, ordinary shares and/or options to acquire ordinary shares of Target, are acquiring shares of Common Stock of the Company. As the context requires, a Holder may be referred to as a "seller." In connection with the Acquisition, the Company and you covenant and agree as follows:

     1.  Certain Definitions.  As used in this Agreement, the following terms
         -------------------
shall have the following respective meanings:

         "Agreement" shall mean this Registration Rights Agreement as amended
          ---------
from time to time and in effect between the parties hereto.

         "Commission" shall mean the United States Securities and Exchange
          ----------
Commission, or any other United States federal agency at the time administering the Securities Act.

         "Common Shares" shall mean the shares of Common Stock of the Company
          -------------
issued to the Holders on even date herewith pursuant to the Purchase Agreement, including shares of Common Stock of the Company held in escrow on such Holder's behalf pursuant to the Escrow Agreement (as defined in the Purchase Agreement).

         "Common Stock" shall mean the Common Stock, $.01 par value, of the
          ------------
Company (including the associated rights (the "Rights") to purchase Preferred Stock of the Company pursuant to the Company's Rights Agreement), as constituted as of the date of this Agreement.

         "Exchange Act" shall mean the United States Securities Exchange Act of
          ------------
1934, as amended, or any similar United States federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Registration Expenses" shall mean the expenses so described in Section
          ---------------------
7.

         "Restricted Stock" shall mean the Common Shares, excluding Common
          ----------------
Shares which (a) have been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them; or (b) have been sold pursuant to Rule 144 under the Securities Act; or (c) are excluded from the definition of Restricted Stock pursuant to the last sentence of Section 6.

         "Securities Act" shall mean the United States Securities Act of 1933,
          --------------
as amended, or any similar United States federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Selling Expenses" shall mean the expenses so described in Section 7.
          ----------------

     2.  Securities Act Matters; Restrictions on Transfer.  You acknowledge and
         ------------------------------------------------
agree that the Common Shares to be issued to you have not been (and at the time of acquisition by you, will not have been) registered under the Securities Act or under the securities laws of any state of the United States, in reliance upon certain exemptive provisions of such statutes, and have not been registered or qualified under the securities or other laws of any other jurisdiction. You recognize and acknowledge that such claims of exemption are based, in part, upon your representations contained in this Agreement and in a separate Representation Letter executed by you in connection with the Purchase Agreement. You further recognize and acknowledge that, because the Common Shares are not registered under United States federal and state laws, they are not presently eligible for public resale in the United States. You agree that the Common Shares may not be sold, assigned, transferred, pledged or otherwise disposed of except pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to, and in compliance with the requirements of, Rule 144 under the Securities Act ("Rule 144") as if the Common Shares were "restricted securities" within the meaning of Rule 144. Accordingly, you understand that you may be required to bear the risk of your investment in the Common Shares for an indefinite period of time. You recognize and acknowledge that Rule 144 (which facilitates routine sales of securities in accordance with the terms and conditions of that Rule, including a holding period requirement) is not now available to you for resale of the Common Shares. You recognize and acknowledge that, except as set forth in this Agreement, the Company is under no obligation to register the Common Shares pursuant to the Securities Act, the securities laws of any state of the United States or otherwise. You agree that the Company, at its discretion, may cause stop transfer orders to be placed with its transfer agent with respect to the certificates representing your shares of Common Stock, and may place legends on such certificates reflecting any applicable restrictions on transfer.

     3.  Restrictive Legend.  Each certificate representing Common Shares shall,
         ------------------
except as otherwise provided in this Section 3 or in Section 4, be stamped or otherwise imprinted with a legend substantially in the following form:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED IN RULE 902(O)

         UNDER THE SECURITIES ACT) UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE HOLDER OF THIS SECURITY IS ENTITLED TO CERTAIN REGISTRATION RIGHTS AND SUBJECT TO CERTAIN RESTRICTIONS ON SALE, EXCHANGE, TRANSFER, PLEDGE OR DISPOSITION OF THIS SECURITY AS SET FORTH IN A REGISTRATION RIGHTS AGREEMENT DATED NOVEMBER 24, 1997, COPIES OF WHICH MAY BE OBTAINED FROM THE SECRETARY OF THE CORPORATION. THE HOLDER OF THIS SECURITY HAS AGREED NOT TO SELL, ASSIGN, TRANSFER, PLEDGE OR OTHERWISE DISPOSE OF THIS SECURITY EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO RULE 144 ("RULE 144") PROMULGATED UNDER THE SECURITIES ACT AS IF SUCH SECURITY WERE A "RESTRICTED SECURITY" WITHIN THE MEANING OF RULE 144.

New certificates issued to the transferee pursuant to a sale under Rule 144 or an effective registration statement and otherwise in accordance with this Agreement shall not bear such legend.

     4.  Notice of Proposed Transfer.  Prior to any proposed transfer of any
         ---------------------------
Common Shares other than pursuant to an effective registration statement, the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act whereupon, if such proposed transfer is otherwise in accordance with the terms of Section 2 hereof and any "Affiliate Letter" executed by such holder, the holder of such security shall be entitled to transfer such security in accordance with the terms of its notice. If requested by the Company, a transferee of Common Shares which remain Restricted Stock hereunder will execute, as a condition of such transfer, an agreement to be bound by this Agreement in a form acceptable to the Company and provide such other information and representations as the Company may reasonably request. Each certificate for Common Shares transferred as above provided shall bear the legend set forth in
Section 3, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this Section 4 shall not apply to securities which are not required to bear the legend prescribed by Section 3 in accordance with the provisions of that Section.

     5.  Registration.  The Company agrees to cause a registration statement
         ------------
under the Securities Act on an appropriate form (which shall be Form S-3, if available) relating to all of the shares of Restricted Stock, including any shares of Restricted Stock held in escrow on such Holder's behalf pursuant to the Escrow Agreement (as defined in the Purchase Agreement), to be filed within 30 days after the Closing Date (as defined in the Purchase Agreement), provided that the Company shall not be required to register shares of Restricted Stock of any Holder who does not comply with such Holder's obligations in the last two paragraphs of Section 6 below or who has not executed this Agreement.

     6.  Registration Procedures.  In using its efforts to effect the
         -----------------------
registration of any shares of Restricted Stock under the Securities Act as described in Section 5, the Company will, as expeditiously as possible:

         (a) prepare and file, on or before the date specified in Section 5 above, with the Commission a registration statement with respect to such securities and use its reasonable best efforts to cause such registration statement (i) to become effective as soon as practicable after the date of its filing with the Commission and (ii) to remain effective until the earlier of the sale of all Restricted Stock covered thereby or two years after the effective date of such registration statement, provided, however, that the Company may
                                     --------  -------
suspend sales at any time under the registration statement immediately upon notice to the Holders at the last known address of the Holders, for a period or periods of time not to exceed in the aggregate 90 days during any 12-month period, if there then exists material, non-public information relating to the Company which, in the opinion of the Company, would not be appropriate for disclosure during that time;

         (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above;

         (c) furnish to each seller of Restricted Stock such number of copies of the registration statement and each such amendment and supplement thereto (in each case including exhibits) and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

         (d) use its reasonable best efforts to register or qualify the Restricted Stock covered by such registration statement under the United States state securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock reasonably shall request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

         (e) use its reasonable best efforts to have the Restricted Stock (but not including the Rights) covered by such registration statement subject to quotation on the Nasdaq National Market;

         (f) notify each seller of Restricted Stock under such registration statement (at any time when a prospectus relating thereto is required to be delivered under the Securities Act), of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to such seller a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Restricted Stock, such prospectus shall not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

         (g) furnish, at the request of any Holder of Restricted Stock included in the registration statement pursuant to Section 5 of this Agreement, on the date that such Restricted Stock is delivered to the underwriters for sale in connection with such registration if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to such Holder, and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to such Holder.

         (h) notify the Seller Representatives (as defined in the Purchase Agreement) of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

         In connection with the registration of Restricted Stock hereunder, the sellers of Restricted Stock will furnish to the Company in writing such information requested by the Company with respect to themselves and the proposed distribution by them as shall be necessary in order to assure compliance with applicable United States federal and state securities laws.

         If the registration pursuant to Section 5 involves an underwritten public offering, which determination shall be made by the Company and a majority of the Seller Representatives acting on behalf of the Holders, the Company and each seller who wishes to participate in such underwriting agree to enter into a written agreement with the managing underwriter (which shall be selected by the Company with the consent, not to be unreasonably withheld, of a majority of the Seller Representatives) in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature. If a seller does not execute such agreement or does not desire to participate in such underwriting, such seller's shares of Restricted Stock shall no longer be part of the registration and such seller shall have no right hereunder to require registration of its shares of Restricted Stock, and such seller's shares of Restricted Stock shall no longer be deemed shares of Restricted Stock within the meaning of this Agreement.

     7.  Expenses.  All expenses incurred by the Company in complying with
         --------
Sections 5 and 6, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable fees and disbursements of one counsel selected by the sellers) incurred in connection with complying with United States state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, and costs of issuance, but excluding any Selling Expenses, are called "Registration Expenses". All underwriting discounts (if any) and selling commissions applicable to the sale of Restricted Stock are called "Selling Expenses".

         The Company will pay all Registration Expenses in connection with the registration statement under Section 5. All Selling Expenses in connection with the registration statement under Section 5 shall be borne by the participating sellers in proportion to the number of shares sold by each. If the registration statement required to be filed by the Company pursuant to Section 5 is withdrawn, delayed or abandoned for any reason by the sellers, the Company will pay all the Registration Expenses in connection with such registration statement as provided in this Section 7, provided, however, that following such withdrawal, delay or abandonment, the sellers will have no right to require the Company, and the Company shall have no obligation, to register any shares of Restricted Stock pursuant to this Agreement.


     8.  Indemnification and Contribution.
         --------------------------------

         (a) In connection with the registration of the Restricted Stock under the Securities Act pursuant to Section 5 hereof, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder, its officers and directors, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, officer, director, underwriter or controlling person may become subject under the Securities Act, Exchange Act, United States state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 5 at the time it became effective under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, (ii) the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made or (iii) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act, Exchange Act or United States state securities laws applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration, and the Company will reimburse each such seller, each such officer and director, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company will not be liable in any such case if any
--------  -------
to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, an omission or alleged omission or a violation or alleged violation so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person.

         (b) In connection with the registration of the Restricted Stock under the Securities Act pursuant to Section 5 hereof, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon
(i) the failure of such seller to comply with the provisions of Section 11 herein or (ii) any untrue statement or alleged untrue statement of any material fact contained in the registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however,
                                                             --------  -------
that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, furnished by such seller, and provided, further, that in no event
                                           --------  -------
shall any indemnity under this subsection 8(b) exceed the gross proceeds received by such Holder from the sale of Restricted Stock.

         (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 8 and shall only relieve it from any liability which it may have to such indemnified party under this
Section 8 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof and the approval by the indemnified party of the counsel chosen by the indemnifying party, the indemnifying party shall not be liable to such indemnified party under this Section 8 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the
--------  -------
indemnified party and the indemnifying party and if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

         (d) In order to provide for just and equitable contribution to joint liability in any case in which a claim for indemnification is made pursuant to this Section 8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 8 provides for indemnification in such case, the Company and each seller of Restricted Stock will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in proportion to the relative fault of the Company, on the one hand, and each holder, severally, on the other hand; provided, however, that, in any such case,
                                      --------  -------
no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation and; provided, further, that in no event shall any contribution under this
     --------  -------
subsection 8(d) on the part of any Holder exceed the gross proceeds received by such Holder from the sale of Restricted Stock.

         (e) The indemnities provided in this Section 8 shall survive the transfer of any Restricted Stock by such holder.

     9.  Reports Under Securities Exchange Act of 1934.  With a view to making
         ---------------------------------------------
available to the Holders the benefits of Rule 144 promulgated under the Securities Act, the Company agrees to:

         (a) make and keep public information available, as those terms are understood and defined in Rule 144;

         (b) maintain registration of its Common Stock (including the Rights so long as any are outstanding) under Section 12 of the Exchange Act;

         (c) use its reasonable best efforts to maintain the inclusion of its Common Stock (but not including the Rights) on the Nasdaq National Market or other similar stock market or stock exchange;

         (d) file in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

         (e) furnish to any Holder, so long as the Holder owns any Restricted Stock, forthwith upon request: (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 and (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company under the Exchange Act.

     10.  Changes in Common Stock.  If, and as often as, there is any change in
          -----------------------
the Common Stock (excluding, for this purpose, the Rights) by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

     11.  Sellers' Conduct.  With respect to any sale of Common Shares pursuant
          ----------------
to Section 6, you understand and agree as follows:

          (a) You will carefully review the information concerning you contained in the registration statement (if any) and will promptly notify the Company if such information is not complete and accurate in all respects, including having properly disclosed any position, office or other material relationship within the past three years with the Company or its affiliates;

          (b) You agree to sell your Common Shares only in the manner set forth in the registration statement while such registration statement is effective;

          (c) You agree to comply with the anti-manipulation rules under the Exchange Act in connection with purchases and sales of securities of the Company during the time the registration statement remains effective;

          (d) You agree to only sell shares in a jurisdiction after counsel for the Company has advised that such sale is permissible under the applicable United States state securities or "Blue Sky" laws;

          (e) You agree to comply with the prospectus delivery requirements of the Securities Act and the Exchange Act;

          (f) You agree to promptly notify the Company of any and all planned sales and completed sales of shares; and

          (g) You agree to suspend sales during the periods when sales are to be suspended pursuant to Section 6(a) herein.

     12.  Limitations on Subsequent Registration Rights.  From and after the
          ---------------------------------------------
date of this Agreement, the Company shall not, without the prior written consent of either a majority of the Seller Representatives or the Holders of a majority of the Restricted Stock, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include such securities in the registration filed under
Section 5 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in such registration only to the extent that the inclusion of his securities will not reduce the amount of the Restricted Stock of the Holders which is included in such registration.

     13.  Miscellaneous.
          -------------

          (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, transferees of any Restricted Stock, provided, that such transferee
                                                 --------
executes a counterpart signature page to this Agreement in a form acceptable to the Company), whether so expressed or not, provided that no holder or transferee of Common Shares which have ceased to be Restricted Stock shall have the benefit of the covenants and agreements in this Agreement with respect to such Common Shares.

          (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by certified or registered mail, return receipt requested, postage prepaid, sent by internationally recognized delivery service guaranteeing delivery in two business days or less, with the price of delivery paid by the sender, or telexed or telecopied, addressed as follows:

                if to the Company, at 304 Vassar Street, Cambridge, Massachusetts USA., Attention: Chief Financial Officer (Telecopy
          Number: 001-617-374-8507) with a copy to Steven C. Browne, Esq., Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, Massachusetts 02110 U.S.A. (Telecopy Number: (617) 248-7100);

                if to any other party hereto, c/o the Seller Representatives, Quentin Baer, Ian Clarkson and Malcolm Glyn, at their address set forth in Schedule 3 to the Purchase Agreement with a copy to Macfarlanes, 10 Norwich Street, London EC4A 1BD, ENGLAND, Attention:
          Peter H. Turnbull/John Dodsworth and a copy to Reed Smith Shaw & McClay LLP, 2500 One Liberty Place, 1650 Market Street, Philadelphia, Pennsylvania 19103-7301, U.S.A., Attention: Lori Lasher and Michael Pollack;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Restricted Stock or the Seller Representatives) or to the holders of Restricted Stock and the Seller Representatives (in the case of the Company) in accordance with the provisions of this paragraph.

          (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

          (d) This Agreement may be amended or modified, and provisions hereof may be waived, with the written consent of (i) the Company and (ii) either a majority of the Seller Representatives or the holders of at least a majority of the outstanding shares of Restricted Stock. Compliance by any Holder with the provisions of this Agreement may be waived in writing by the Company in its sole discretion in any one or more instances, provided that any such waiver shall apply only to the provision or provisions and only to the specific instances specified in such waiver.

          (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (f) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.


                            [Signature Page Follows]

          Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this letter, whereupon this Agreement shall be a binding agreement between the Company and you. You understand that the Company is expressly relying on the accuracy of the information contained herein.

                                       Very truly yours,

                                       COMPANY:

                                       CAMBRIDGE TECHNOLOGY PARTNERS
                                       (MASSACHUSETTS), INC.



                                       By:  /s/
                                            ------------------------------------

                                       Title:
                                              ----------------------------------


AGREED TO AND ACCEPTED as of
the date first above written.



/s/
------------------------------------

                                    HOLDERS:

                                    /s/
                                    ------------------------------------
                                    Tom Aldridge

                                    /s/
                                    ------------------------------------
                                    Quentin Baer


                                    FENS LIMITED

                                    By: /s/
                                        --------------------------------

                                    By: /s/
                                        --------------------------------


                                    FANMORE INVESTMENTS LIMITED

                                    By: /s/
                                        --------------------------------

                                    By: /s/
                                        --------------------------------


                                    ST. HELIER TRUST CO. LIMITED

                                    By: /s/
                                        --------------------------------

                                    By: /s/
                                        --------------------------------


                                    EAGLE PLACE TRUSTEES LIMITED

                                    By: /s/
                                        --------------------------------

                                    By: /s/
                                        --------------------------------


                                    /s/
                                    ------------------------------------
                                    Michael Bligh

                                    /s/
                                    ------------------------------------
                                    Jonathan Burton

                                    /s/
                                    ------------------------------------
                                    Charles Cable

                                    /s/
                                    ------------------------------------
                                    Emma Carpenter

                                    /s/
                                    ------------------------------------
                                    Ron Chan

                                    /s/
                                    ------------------------------------
                                    Stephen Cheetham

                                    /s/
                                    ------------------------------------
                                    Ian Clarkson


                                    ARROW NOMINEES INC.

                                    By: /s/
                                        --------------------------------

                                    By:  /s/
                                        --------------------------------


                                    /s/
                                    ------------------------------------
                                    Peter Clements

                                    /s/
                                    ------------------------------------
                                    Derek Clow

                                    /s/
                                    ------------------------------------
                                    Kevin Cornwell

                                    /s/
                                    ------------------------------------
                                    Tony Court

                                    /s/
                                    ------------------------------------
                                    Renaud Cuignet

                                    /s/
                                    ------------------------------------
                                    Jurgen Deiss

                                    /s/
                                    ------------------------------------
                                    David Delvin

                                    /s/
                                    ------------------------------------
                                    Alois Deubert

                                    /s/
                                    ------------------------------------
                                    Charles Donald

                                    /s/
                                    ------------------------------------
                                    Tim Durston


                                    JERMYN TRUSTEES (JERSEY) LIMITED

                                    By: /s/
                                        --------------------------------

                                    By: /s/
                                        --------------------------------


                                    /s/
                                    ------------------------------------
                                    Stefan Falckenberg

                                    /s/
                                    ------------------------------------
                                    Malcolm Glyn

                                    /s/
                                    ------------------------------------
                                    Hans Grapenthin

                                    /s/
                                    ------------------------------------
                                    Gavin Hall

                                    /s/
                                    ------------------------------------
                                    Paul Heagren

                                    /s/
                                    ------------------------------------
                                    David Henderson

                                    /s/
                                    ------------------------------------
                                    Marc Henrie

                                    /s/
                                    ------------------------------------
                                    Rupert Hucker

                                    /s/
                                    ------------------------------------
                                    Mark Hughes

                                    /s/
                                    ------------------------------------
                                    Peter Isaac

                                    /s/
                                    ------------------------------------
                                    Wolfram Kurshener

                                    /s/
                                    ------------------------------------
                                    Charles Landry

                                    /s/
                                    ------------------------------------
                                    Daniel Lechanteaux

                                    /s/
                                    ------------------------------------
                                    Piers Lightfoot

                                    /s/
                                    ------------------------------------
                                    Neil Loxley

                                    /s/
                                    ------------------------------------
                                    Steve Marples

                                    /s/
                                    ------------------------------------
                                    Simon Marshall

                                    /s/
                                    ------------------------------------
                                    Keith Milburn

                                    /s/
                                    ------------------------------------
                                    Peter Mounsey

                                    /s/
                                    ------------------------------------
                                    Ivor Osborne


                                    PARNIB BELGIE NV

                                    By: /s/
                                        --------------------------------

                                    By: /s/
                                        --------------------------------


                                    /s/
                                    ------------------------------------
                                    Sal Puarr

                                    /s/
                                    ------------------------------------
                                    Richard Raya

                                    /s/
                                    ------------------------------------
                                    Gustavo Rojas

                                    DARNLEY ASSETS LIMITED

                                    By: /s/
                                        --------------------------------

                                    By: /s/
                                        --------------------------------


                                    /s/
                                    ------------------------------------
                                    Marie-Claude Rondot

                                    /s/
                                    ------------------------------------
                                    Gunter Schneider

                                    /s/
                                    ------------------------------------
                                    Alfred Schuller

                                    /s/
                                    ------------------------------------
                                    Bernard Shaw

                                    /s/
                                    ------------------------------------
                                    Jane Smart

                                    /s/
                                    ------------------------------------
                                    Laura Smith

                                    /s/
                                    ------------------------------------
                                    David Smith

                                    /s/
                                    ------------------------------------
                                    Oliver Staudacher

                                    /s/
                                    ------------------------------------
                                    Sean Stevens

                                    /s/
                                    ------------------------------------
                                    Garry Sutton

                                    /s/
                                    ------------------------------------
                                    Martin Thompson

                                    /s/
                                    ------------------------------------
                                    Sean Tipping

                                    /s/
                                    ------------------------------------
                                    Mike Trenouth

                                    /s/
                                    ------------------------------------
                                    Jim Trice

                                    /s/
                                    ------------------------------------
                                    Mark Turek

                                    /s/
                                    ------------------------------------
                                    John Van Daalen

                                    /s/
                                    ------------------------------------
                                    Gerard Van Kemmel

                                    /s/
                                    ------------------------------------
                                    Nick Von Baillou

                                    /s/
                                    ------------------------------------
                                    Dominic Wakefield

                                    /s/
                                    ------------------------------------
                                    Michael Warren

                                    /s/
                                    ------------------------------------
                                    Alex Watson

                                    /s/
                                    ------------------------------------
                                    Emile Weekers

                                    /s/
                                    ------------------------------------
                                    Andrew Wells

                                    /s/
                                    ------------------------------------
                                    Terry White

                                    /s/
                                    ------------------------------------
                                    Owen Williams

                                    /s/
                                    ------------------------------------
                                    Paul Wysall